UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2004

Alliance HealthCard, Inc.

(Exact name of registrant as specified in its charter)

GEORGIA	Commission File Number	58-2445301
(State or other jurisdiction of incorporation or organization)	0001087216	(I.R.S. Employer Identification No.)

3500 Parkway Lane, Suite 720, Norcross, GA 30092

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (770) 734-9255

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02. Results of Operations and Financial Condition.

(a) On December 2, 2004, Alliance HealthCard, Inc. issued a press release announcing its un-audited operating results for the year ended September 30, 2004, other information and its financial condition as of September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2. for Form 8-K, the information contained in this Item 2.02 and the exhibit hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and the exhibit hereto shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings. Alliance Healthcard, Inc. disclaims any intention or obligation to update or revise this information.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1 Press release of Alliance HealthCard, Inc. dated December 1, 2004.

Alliance HealthCard, Inc.

Press Release Dated December 1, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance HealthCard, Inc.

Date: December 2, 2004	/s/ Rita W. McKeown
Rita W. McKeown
Chief Financial Officer
(Principal Financial Officer)